Income tax	12 Months Ended
Dec. 31, 2023
Income tax [Abstract]
Income tax
Note 12. Income tax
Income tax recognized through profit or loss

	For the year ended December 31
	2023	2022	2021
Current year	12,892	8,874	12,484
Current tax expense	12,892	8,874	12,484

Origination and reversal of temporary differences	(7,275)	2,739	607
Deferred tax (income) expense	(7,275)	2,739	607

Total income tax expense	5,617	11,613	13,091

	For the year ended December 31
	2023	2022	2021
Profit/ (loss) before tax	45,960	47,739	(93,901)
Income tax (benefit)/expense at corporate tax rate	10,759	9,428	(14,583)
Tax effect of expenses that are not deductible in determining taxable profit	38,181	27,187	49,442
Tax effect of income not taxable in determining taxable profit	(42,890)	(30,292)	(8,822)
Effect of different tax rates of subsidiaries operating in other jurisdictions	2,503	(1,249)	(9,423)
Others - Includes exchange effect for reversal rates of long-term temporary differences, income taxed at differential rates, effect of change in deferred tax rate and tax discounts	(2,908)	6,539	(3,523)
Tax effect use of tax losses not previously recognized	(28)	—	—
Tax expense for the year	5,617	11,613	13,091
Effective tax rate for the year	12.22%	24.33%	(13.94)%
The tax rate used for 2023 represents the corporate tax rate of 17% (2022: 17%, 2021: 17%) from Luxembourg on the taxable income payable by the Group, in accordance with the tax laws of said jurisdiction. Income tax for other jurisdictions is calculated based on the substantially enacted nominal tax rates prevailing in the respective jurisdictions. After effectiveness of the Transaction on September 29, 2021, the Group’s corporate tax jurisdiction changed from Malta to Luxembourg where the corporate tax rate is 17%.
On September 14, 2021, Colombia’s President approved the Social Investment Law (Ley de Inversión Social, or the “2022 Colombian Tax Reform”), which includes certain tax measures intended to generate additional tax revenues to fund social programs for purposes of mitigating the impact of the COVID-19 pandemic. The 2021 Colombian Tax Reform took effect beginning in 2022 and, among other things, includes a corporate tax rate increase from 30% to 35% for both domestic and foreign entities, permanent establishments and branches.
On December 13, 2022, the Colombian President enacted Law 2277 of 2022, which contains the tax reform proposals previously approved by congress. The purpose of the amendments is to promote equality and social justice, as well as to consolidate adjustments to the tax system. These tax measures included, among other things, corporate tax rate to remain unchanged at 35%. However, a new net tax rate was introduced, under which Colombian companies, including free trade zone users, are subject to a minimum 15% effective tax rate, calculated based on financial net profit, in accordance with the OECD Pillar Two global minimum tax rules. Some changes that alter substantial matters concerning periodic taxes entered into force as from January 1, 2023, and certain other provisions entered into force on a date specified in the legislation.
Transfer pricing regimen

Considering that the Group carries out transactions with related parties abroad, it is subject to the regulation that was introduced regarding transfer pricing. Due to the above, the Group prepared a technical study over the transactions performed during 2022, in which concluded that there are no conditions for affecting or adjusting income tax as from said year.

Up to date, the Group has completed the technical study related to the transactions carried out with related parties during 2023, 2022 and 2021, with no impact on the 2023, 2022 and 2021 tax return

Global minimum top-up tax

On October 8, 2021, 136 countries reached an agreement for a two-pillar approach to international tax reform.

Specifically, Pillar Two Global Anti-Base Erosion Rules propose four new taxing mechanisms under which multinational enterprises would pay a minimum level of tax: the subject to tax rule, a tax treaty-based rule that generally proposes a minimum tax on certain cross-border intercompany transactions that otherwise are not subject to a minimum level of tax; the income inclusion rule; the under taxed payments rule; and the qualified domestic minimum top-up tax, which generally propose a minimum tax on the income arising in each jurisdiction in which the Group operates.

The Group operates in several jurisdictions, but it has been determined that the UPE (Ultimate Parent Entity) is located in Luxembourg. Luxembourg enacted legislation to implement the global minimum top-up tax on 2024 about QDMTT (Qualified Domestic Minimum Top-up Tax) and IIR (Income Inclusion Rule). The UTPR (Undertaxed Payment Rule) has entered into force in 2025.

As the group turnover is below €750 million for periods 2021, 2022 and 2023, Pillar Two is not applicable and consequently the Amendments to IAS 12 Income Taxes: International Tax Reform – Pillar Two model Rules would have no impact to the Group.

Regarding the amendments to IAS 12 (International Tax Reform-Pillar Two Model Rules), since no new legislation to implement the top-up tax was enacted or substantially enacted as of December 31, 2023 in any of the jurisdictions where the Group operates, no related deferred taxes were recognized at that date, hence the retrospective application has no impact on the Group's Consolidated Financial Statements.

Colombia domestic minimum tax

Separately from the OECD Pillar Two rules, Colombia introduced a domestic minimum tax regime though Law 2277 of 2022, effective from fiscal year 2023. Unlike the OECD framework, the Colombian minimum tax does not apply a global revenue threshold of €750 million, but rather establishes a local minimum effective tax rate requirement. This regime is accounted for as part of current income tax expense when payable, and it does not give rise to deferred tax assets or liabilities. The impact of this measure has been recognized in the Group’s 2023 current tax expense
Current tax assets and current tax liabilities:

	As of December 31
Current tax assets	2023	2022
Income Tax Advance	5,654	9,227
Surplus in Private Liquidation	10,533	9,563
Other Taxes	2,136	2,397
Total	18,323	21,187

Current tax liabilities
Income Tax Withholding	(3,341)	(2,274)
Income Tax Payable	(4,069)	(3,590)
Other Taxes	(409)	(1,062)
Total	(7,819)	(6,926)

As of December 31, 2023, 2022, the following is the detail of the tax losses of the Group that have not been used and on which deferred tax asset has not been recognized:

	As of December 31
	2023	2022
Tax Losses unused	5,513	4,752
Total	5,513	4,752